[LOGO]



EATON VANCE(R)
==============

                                                [Photo of Bridge with Buildings]

Annual Report October 31, 2000


                                   EATON VANCE
                                  FLOATING-RATE
                                   HIGH INCOME
                                      FUND

[Photo of Pillars and Steps]

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO -- JAMES B. HAWKES]

James B. Hawkes
President

We welcome shareholders of Eaton Vance Floating-Rate High Income Fund with this initial shareholder report. The Fund began operations in early September, as many of the fixed-income markets were still characterized by severe market volatility. However, we believe this climate was potentially beneficial to the newly-launched Fund as it created what we believe were unusually attractive buying opportunities.

Based on a net asset value per share of $9.93, the Fund's Class B shares had a distribution rate of 8.49% at October 31, 2000.(1) The SEC 30-day yield for the Fund's Class B shares was 8.91% at October 31.(2)

Based on a net asset value per share of $9.93, the Fund's Class C shares had a distribution rate of 8.49% at October 31, 2000.(1) The SEC 30-day yield for the Fund's Class C shares was 8.95% at October 31.(2)

Based on a net asset value per share of $9.93, the Fund's Advisers Class shares had a distribution rate of 8.59% at October 31, 2000.(1) The SEC 30-day yield for the Fund's Advisers Class shares was 8.96% at October 31.(2)

Based on a net asset value per share of $9.94, the Fund's Institutional shares had a distribution rate of 8.63% at October 31, 2000.(1) The SEC 30-day yield for the Fund's Institutional shares was 9.06% at October 31.(2)

Eaton Vance Floating-Rate High
Income Fund sees good income
opportunities in the
year ahead...

In the recent market volatility, many fixed-income investors have seen their investment returns diminished. Historically, floating-rate loans have maintained an attractive yield advantage over other short-term fixed-income vehicles. By investing primarily in senior, secured, floating-rate loans, Eaton Vance Floating-Rate High Income Fund is designed to address that need: to provide a high level of current yield while limiting price volatility caused by interest rate fluctuations.

In addition, by providing daily liquidity, we believe that Eaton Vance Floating-Rate High Income Fund offers new flexibility to investors in this unique segment of the fixed-income market. Moreover, we are confident that this asset class will provide good opportunities in the coming year. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review the Portfolio's first two months and look ahead to 2001.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes
President
December 7, 2000


FUND INFORMATION
AS OF OCTOBER 31, 2000

Performance(3)                                       Class B       Class C      Class I       Advisers
                                                                                                Class
-------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------------------------------
Life of Fund+                                         0.55%          0.57%       0.36%          0.44%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------------------------------
Life of Fund+                                        -4.42%         -0.42%       0.36%          0.44%
+Inception Dates -- Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00; Advisers Class: 9/7/00


Ten Largest Holdings(4)
-------------------------------------------
Jefferson Smurfit Corp.                2.1%
Nextel Communications, Inc.            2.1
Charter Communications Operating, LLC  2.1
Starwood Hotels & Resorts              1.7
Voicestream Vendor Facility            1.7
Western Resources                      1.2
HIF Corp.                              1.2
Lin Television                         1.0
Century Cable Holdings                 1.0
Lyondell Petroleum Co.                 0.9


(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price. (2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Advisers Class shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return. (4) Ten largest holdings account for 15.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

MANAGEMENT DISCUSSION

[PHOTO -- SCOTT H. PAGE]

Scott H. Page

[PHOTO -- PAYSON F. SWAFFIELD]

Payson F. Swaffield


An interview with Scott H. Page
and Payson F. Swaffield,
co-portfolio managers of
Floating Rate Portfolio.


Q: Scott, how would you describe the market environment in the first months of the Portfolio's operations?

A: MR. PAGE: This has been a very volatile period for most capital markets, as uncertainty about the economy, weaker corporate profits and rising default rates have created a challenging investment climate. The volatility has been severe in both the equity and bond markets.

     While the floating-rate loan universe has not been entirely immune to these pressures, the impact has been much less dramatic. Floating-rate loans have benefited from their re-set provisions, which enables them to adjust interest rates in response to changes in prevailing interest rate levels. That feature makes these loans less vulnerable to changes in rates than bonds. In fact, unlike other fixed-income vehicles, which tend to decline in price in reaction to a rise in rates, floating-rate loans can actually respond favorably.

Q:   Payson, what were the major developments in the loan market in 2000?

A: MR. SWAFFIELD: The loan market has continued to expand in 2000. According to Loan Pricing Corp., syndicated lending is on a $300 billion pace in 2000. The growth in the market has resulted from several factors. First, merger and acquisition activity has been very brisk, which has increased financing needs; second, the number of non-bank market participants has increased significantly, and includes mutual funds and other institutional investors; and finally, with the difficulties in the corporate bond markets, senior, secured loans have become an increasingly attractive alternative for corporate borrowers.

     Another major development in the loan market has been the emergence of market pricing. While the new pricing mechanism has resulted in slightly increased daily volatility, we believe that the trend toward market pricing will, over time, bring better liquidity and market efficiency, qualities that will contribute to the further maturation of the bank loan market. Moreover, market pricing will bring more flexibility to this asset class and, in the long run, more opportunities for investors.

Q:   What significance does the term "senior, secured" have for investors?

A: MR. PAGE: Unlike bonds, which may be junior debt obligations, loans are typically both senior and secured. Senior refers to the fact that loan lenders have the highest claim on a borrower's cash flow. In effect, lenders are first in line before junior lenders such as bondholders.

     Secured refers to the fact that loan agreements require that the loans are collateralized. Collateral securing the loan may include accounts receivable, inventory, machinery and equipment, property and plant, a lien on any significant asset or the common stock of a company. The senior status of these loans generally affords lenders an additional measure of protection over subordinated debt.

Q:   Has the market decline created any opportunities for the Portfolio?

A: MR. SWAFFIELD: Yes, in two major ways. First, the Portfolio made its debut during a period when loan prices were modestly lower. While the most dramatic price declines were among distressed companies, many financially sound companies felt the impact of the decline as well. As a result, we have been able to take advantage of some attractively priced opportunities in the Portfolio's initial months of operation.

     The second way has been through stricter loan agreements. With a slightly higher default rate, loan deals have been structured with significantly more conservative financial covenants. As a result, the loans coming to market in recent months have been more attractive from the standpoint of the lender, meaning that the Portfolio has been able to buy better quality loans at more advantageous prices.

Q:   How have you positioned the Portfolio in its initial months of operation?

A: MR. PAGE: We've initially focused the Portfolio's investments on large, liquid companies that we believe are best able to withstand a difficult credit environment. We've emphasized broad diversification. At October 31, the Portfolio's investments included 76 different borrowers spanning 36 different industries. Over time, our goal is to expand that range even further.

     The Portfolio's three largest sector weightings at October 31 were telecommunications, cable television and publishing. These industries include many companies that have been able to sustain relatively high revenue growth rates independent of fluctuations in the overall economy. That is an increasingly important criterion as we see more evidence that the economy may be slowing.

Q:   Could we discuss some of the Portfolio's largest investments?

A: MR. SWAFFIELD: Yes. The Portfolio's largest investment at October 31 was Jefferson Smurfit, a major producer of container board and packaging products. The company saw revenues rise 31% in the first half of 2000, due to improved pricing in the U.S. and continued strong demand in Europe. Jefferson has also been helped by recent strategic global acquisitions and by rationalization of the industry's excess capacity.

     Another large holding was Charter Communi-cations, the nation's fourth largest cable television operator, with 6.2 million customers. While continuing to build subscriber growth in its core cable business, the company has begun to offer bandwidth services, including high-speed Internet service, and has indicated plans to add interactive services. Charter saw revenues rise 175% in the first nine months of 2000, primarily due to its successful acquisition strategy.

     Another major holding, Starwood Hotels & Resorts, is among the world's largest hotel operators. The company owns or leases 716 vacation resorts in 70 countries under major hotel brands, including Westin, Sheraton, and St. Regis, among others. Starwood enjoyed an 18% increase in earnings for the first nine months of 2000, benefiting from higher room rates and the successful integration of new acquisitions

Q: Do you expect to take advantage of the Portfolio's flexibility to invest in high-yield bonds?

A: MR. PAGE: Yes. The Portfolio may invest up to 20% of its assets in high-yield bonds through High Income Portfolio. The high-yield market has historically been an important provider of financing for many industries. Naturally, high-yield bonds involve higher risk, but they have historically provided a significant yield advantage over other fixed-income investments.

     The high-yield bond market has been under severe pressures in 2000 due to uneven earnings and rising financing needs within the telecom industry. Due to the current, uncertain market environment, the Portfolio's exposure to high-yield bonds was limited to 3.8% at October 31, 2000. We do believe, however, that the high-yield sector can provide significant value over time, and we will continue to monitor market conditions for buying opportunities.

Q:   What is your outlook for the loan market in the coming year?

A: MR. SWAFFIELD: The Federal Reserve is likely to continue to closely monitor inflation. That could argue against a precipitous decline in rates, even in a slowing economy. Whatever the direction of interest rates, the unique re-set feature of these loans sets them apart, and, with their yield advantage, helps make them a compelling alternative to other short-term fixed-income vehicles.

     Moreover, Eaton Vance has been a pioneer in the loan market. With 18 investment professionals dedicated to this market, we believe we have the industry's most experienced and the deepest resources. Now, with the introduction of this open-ended mutual fund, Eaton Vance has made this unique asset class more readily available to investors. We're excited about this innovation and believe that Eaton Vance Floating-Rate High Income Fund is well-positioned to pursue new opportunities in the coming year.

Five Largest Sector Weightings(1)
--------------------------------------------
By total net assets

Telecommunications - Wireless           9.6%
Cable Television                        6.1%
Publishing & Printing                   5.4%
Broadcast Media                         4.2%
Containers & Packaging                  3.7%


Portfolio Overview1
--------------------------------------------
Total net assets              $145.9 million
Number of borrowers                       76
Industries represented                    36
Days-to-interest rate reset          41 days
Average maturity                   5.6 years
Average size per borrowing    $1.326 million
As % of total net assets               0.90%


(1) Five largest sector weightings account for 29.0% of the Portfolio's net assets, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Sector weightings, Portfolio Overview and holdings are as of 10/31/00 and are subject to change.


Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.


Eaton Vance Floating Rate High Income Fund versus
The DLJ Leveraged Loan Index

Date          Eaton Vance Class B           DLJ Index
 9/30/00            10,000                   10,000
10/31/00            10,044                   10,005


Date          Eaton Vance Class C           DLJ Index
 9/30/00            10,000                   10,000
10/31/00            10,045                   10,005


Date          Eaton Vance Class I           DLJ Index
 9/30/00            10,000                   10,000
10/31/00            10,045                   10,005


Date      Eaton Vance Advisor ClassB        DLJ Index
 9/30/00            10,000                   10,000
10/31/00            10,045                   10,005


Performance(3)                                       Class B       Class C      Class I       Advisers
                                                                                                Class
-------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------------------------------
Life of Fund+                                         0.55%          0.57%       0.36%          0.44%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------------------------------
Life of Fund+                                        -4.42%         -0.42%       0.36%          0.44%
+Inception Dates -- Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00; Advisers Class: 9/7/00


  * Sources: TowersData, Bethesda, MD.; Donaldson, Lufkin & Jenrette. The chart compares the Fund's total return with that of the Donaldson, Lufkin & Jenrette (DLJ) Leveraged Loan Index Plus - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value
     (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the DLJ Index.The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

 ** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

*** This figure represents the performance of the Fund's Class B and Class C shares, inlcuding the Fund's applicable CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     The returns shown are for a very limited period during which Fund expenses were subsidized.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000

Assets
--------------------------------------------------------------------------------
Investment in Floating Rate Portfolio, at value (identified
  cost, $145,963,809)                                           $145,795,060
Investment in High Income Portfolio, at value (identified
  cost, $6,333,643)                                                6,027,131
Receivable for Fund shares sold                                    5,497,650
Receivable from the Administrator                                     48,712
--------------------------------------------------------------------------------
Total assets                                                    $157,368,553
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                $    146,079
Dividends payable                                                    145,077
Payable to affiliate for service fees                                     54
Accrued expenses                                                      51,846
--------------------------------------------------------------------------------
Total liabilities                                               $    343,056
--------------------------------------------------------------------------------
Net Assets                                                      $157,025,497
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                 $157,531,288
Accumulated net realized loss from Portfolio (computed on the
  basis of identified cost)                                          (28,283)
Accumulated undistributed net investment income                       (2,247)
Net unrealized depreciation from Portfolio (ccomputed on the
  basis of identified cost)                                         (475,261)
--------------------------------------------------------------------------------
Total                                                           $157,025,497
--------------------------------------------------------------------------------

Advisers Shares
--------------------------------------------------------------------------------
Net Assets                                                      $  7,073,698
Shares Outstanding                                                   712,588
Net Asset Value, Offering Price and Redemption
  Price Per Share
  (net assets / shares of beneficial interest outstanding)      $       9.93
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                      $ 20,007,839
Shares Outstanding                                                 2,015,112
Net Asset Value, Offering Price and Redemption
  Price Per Share
  (net assets / shares of beneficial interest outstanding)      $       9.93
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                      $ 84,091,778
Shares Outstanding                                                 8,471,305
Net Asset Value, Offering Price and Redemption
  Price Per Share
  (net assets / shares of beneficial interest outstanding)      $       9.93
--------------------------------------------------------------------------------

Institutional Shares
--------------------------------------------------------------------------------
Net Assets                                                      $ 45,852,182
Shares Outstanding                                                 4,614,826
Net Asset Value, Offering Price and Redemption
  Price Per Share
  (net assets / shares of beneficial interest outstanding)      $       9.94
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2000(1)

Investment Income
--------------------------------------------------------------------------------

Interest allocated from Portfolios                                $1,048,961
Dividends allocated from Portfolio                                     3,526
Expenses allocated from Portfolios                                    (8,001)
--------------------------------------------------------------------------------
Net investment income from Portfolios                             $1,044,486
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Administration fee                                                $   18,313
Distribution and service fees
  Advisers                                                             1,289
  Class B                                                             12,161
  Class C                                                             69,888
Registration fees                                                     47,520
Legal and accounting services                                          7,000
Miscellaneous                                                          7,205
--------------------------------------------------------------------------------
Total expenses                                                    $  163,376
--------------------------------------------------------------------------------
Deduct --
  Reduction of administration fee                                 $   17,136
  Reduction of distribution and service fees                          80,914
  Allocation of expenses to the Administrator                         61,332
--------------------------------------------------------------------------------
Total expense reductions                                          $  159,382
--------------------------------------------------------------------------------
Net expenses                                                      $    3,994
--------------------------------------------------------------------------------
Net investment income                                             $1,040,492
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolios
--------------------------------------------------------------------------------
Net realized (loss) -- Investment transactions
  (identified cost basis)                                         $  (77,064)
--------------------------------------------------------------------------------
Net realized loss                                                 $  (77,064)
--------------------------------------------------------------------------------
Change in unrealized (depreciation) --
  Investments (identified cost basis)                             $ (475,261)
--------------------------------------------------------------------------------
Net change in unrealized (depreciation)                           $ (475,261)
--------------------------------------------------------------------------------
Net realized and unrealized loss                                  $ (552,325)
--------------------------------------------------------------------------------
Net increase in net assets from operations                        $  488,167
--------------------------------------------------------------------------------

(1) For the period from the start of business, September 5, 2000, to October 31, 2000.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease)
in Net Assets
--------------------------------------------------------------------------------
From operations --
  Net investment income                                         $  1,040,492
  Net realized loss                                                  (77,064)
  Net change in unrealized appreciation (depreciation)              (475,261)
--------------------------------------------------------------------------------
Net increase in net assets from operations                      $    488,167
--------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
    Advisers                                                    $    (39,023)
    Class B                                                          (91,425)
    Class C                                                         (588,507)
    Institutional                                                   (319,635)
  In excess of net investment income
    Class C                                                             (951)
--------------------------------------------------------------------------------
Total distributions to shareholders                             $ (1,039,541)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares
    Advisers                                                    $  7,330,094
    Class B                                                       20,114,013
    Class C                                                       90,155,407
    Institutional                                                 45,707,022
  Net asset value of shares issued to shareholders in payment of distributions declared
    Advisers                                                          25,309
    Class B                                                           64,007
    Class C                                                          475,592
    Institutional                                                    301,688
  Cost of shares redeemed
    Advisers                                                        (258,604)
    Class B                                                         (114,940)
    Class C                                                       (6,222,717)
--------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions         $157,576,871
--------------------------------------------------------------------------------
Net increase in net assets                                      $157,025,497
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                          $    --
--------------------------------------------------------------------------------
At end of period                                                $157,025,497
--------------------------------------------------------------------------------

Accumulated distributions in excess of
net investment income included in net assets
--------------------------------------------------------------------------------
At end of period                                                $     (2,247)
--------------------------------------------------------------------------------

(1) For the period from the start of business, September 5, 2000, to October 31, 2000.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

FINANCIAL STATEMENTS  CONT'D


FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED OCTOBER 31, 2000(1)
                                                                       ------------------------------
                                                                       CLASS B(6)          CLASS C(6)
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                  $ 10.000            $ 10.000
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income                                                   $  0.125            $  0.126
Net realized and unrealized loss                                         (0.070)              (0.069)
-----------------------------------------------------------------------------------------------------
Total income from operations                                            $  0.055            $  0.057
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income                                              $ (0.125)           $ (0.127)
In excess of net investment income                                         --                  --
-----------------------------------------------------------------------------------------------------
Total distributions                                                     $ (0.125)           $ (0.127)
-----------------------------------------------------------------------------------------------------

Net asset value -- End of year                                          $  9.930            $  9.930
-----------------------------------------------------------------------------------------------------
Total Return(3)                                                             0.55%               0.57%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
Net assets, end of period (000's omitted)                               $ 20,008            $ 84,092
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                                         0.12%(5)            0.10%(5)
    Net investment income                                                   7.29%(5)            8.16%(5)
Portfolio Turnover of the Floating Rate Portfolio                              3%                  3%
-----------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser and/Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(4)                                                             2.41%(5)            2.41%(5)
    Net investment income                                                   4.99%(5)            5.85%(5)
Net investment income per share                                         $  0.086            $  0.090
-----------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Distributions in excess of net investment income are less than $0.001 per share.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.
(6) Net investment income per share was computed using average shares outstanding.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

FINANCIAL STATEMENTS  CONT'D

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL(1)(6)   ADVISERS(2)(6)
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                             $10.000               $10.000
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income                                              $ 0.097               $ 0.115
Net realized and unrealized loss                                    (0.061)               (0.070)
----------------------------------------------------------------------------------------------------
Total income from operations                                       $ 0.036               $ 0.045
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income                                         $(0.096)              $(0.115)
----------------------------------------------------------------------------------------------------
Total distributions                                                $(0.096)              $(0.115)
----------------------------------------------------------------------------------------------------

Net asset value -- End of year                                     $ 9.940               $ 9.930
----------------------------------------------------------------------------------------------------
Total Return(3)                                                       0.36%                 0.44%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                          $ 45,852              $ 7,074
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                                   0.08%(5)              0.08%(5)
    Net investment income                                             8.87%(5)              7.31%(5)
Portfolio Turnover of the Floating-Rate Portfolio                        3%                    3%
----------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser and/Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(4)                                                       1.45%(5)              1.68%(5)
    Net investment income                                             7.50%(5)              5.71%(5)
    Net investment income per share                                $ 0.082               $ 0.090
----------------------------------------------------------------------------------------------------
(1) For the period from the start of business, September 15, 2000, to October
    31, 2000.
(2) For the period from the start of business, September 7, 2000, to October
    31, 2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.
(6) Net investment income per share was computed using average shares outstanding.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Floating-Rate High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares.
  The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), New York trusts having the same investment objectives as the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (99.9% and 0.01% at October 31, 2000, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton
  Vance Distributors, Inc.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2000, the Fund, for Federal income tax purposes, had a capital loss carryover of $9,059, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2008.

  D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                    PERIOD ENDED
  ADVISERS                                      OCTOBER 31, 2000(1)
  ------------------------------------------------------------------
  Sales                                                 736,082
  Issued to shareholders electing to receive              2,549
    payments of distributions in Fund shares
  Redemptions                                           (26,043)
  ------------------------------------------------------------------
  NET INCREASE                                          712,588
  ------------------------------------------------------------------

                                                    PERIOD ENDED
  CLASS B                                       OCTOBER 31, 2000(2)
  ------------------------------------------------------------------
  Sales                                               2,020,226
  Issued to shareholders electing to receive              6,446
    payments of distributions in Fund shares
  Redemptions                                           (11,560)
  ------------------------------------------------------------------
  NET INCREASE                                        2,015,112
  ------------------------------------------------------------------

                                                    PERIOD ENDED
  CLASS C                                       OCTOBER 31, 2000(2)
  ------------------------------------------------------------------
  Sales                                               9,048,939
  Issued to shareholders electing to receive             47,894
    payments of distributions in Fund shares
  Redemptions                                          (625,528)
  ------------------------------------------------------------------
  NET INCREASE                                        8,471,305
  ------------------------------------------------------------------

                                                    PERIOD ENDED
  INSTITUTIONAL                                 OCTOBER 31, 2000(3)
  ------------------------------------------------------------------
  Sales                                               4,584,475
  Issued to shareholders electing to receive             30,351
    payments of distributions in Fund shares
  ------------------------------------------------------------------
  NET INCREASE                                        4,614,826
  ------------------------------------------------------------------

  (1) For the period from the start of business, September 7, 2000, to October 31, 2000.
  (2) For the period from the start of business, September 5, 2000, to October 31, 2000.
  (3) For the period from the start of business, September 15, 2000 to October 31, 2000.


4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% of the Fund's average daily net assets. For the period from the start of business, September 5, 2000 to October 31, 2000, the fee amounted to $18,313. To enhance the net income of the fund, EVM waived $17,136 of the administration fee. In addition, EVM was allocated $61,332 of the Fund's operating expenses. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
--------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the
  Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
  Note 6) and daily amounts theretofore paid to EVD by each respective class. For the period from the start of business, September 5, 2000 to October 31, 2000, the Fund paid or accrued $9,121 and $52,416, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets of Class B and Class C shares, respectively. At October 31, 2000, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $931,000 and $2,832,000 for Class B and Class C shares, respectively. To enhance the net income of the fund, EVD waived $8,674 and $50,493, respectively, of the distribution fee for Class B and Class C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to the Advisers Class, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the period from the start of business, September 5, 2000 to October 31, 2000 amounted to $1,289, $3,040, and $17,472 for Advisers Class, Class B and Class C shares, respectively. To enhance the net income of the fund, EVD waived $1,235, $3,040 and $17,472, respectively, of the service fees for Advisers Class, Class B and Class C shares, respectively.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD. The Fund has been informed that EVD received approximately $4,800 and $1,700 of CDSC paid by shareholders of Class B and Class C shares, respectively, from September 5, 2000, the start of business to October 31, 2000.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the period from the start of business, September 5, 2000 to October 31, 2000, aggregated $145,838,790 and $861,605, respectively. Increases and decreases in the Fund's investment in the High Income
  Portfolio for the period from the start of business, September 5, 2000 to October 31, 2000, aggregated $6,398,193 and $45,348, respectively.

8 Investment in Portfolios
--------------------------------------------------------------------------------
  For the period from the start of business, September 5, 2000 to October 31, 2000, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                 FLOATING           HIGH
                                   RATE            INCOME
                                 PORTFOLIO        PORTFOLIO        TOTAL
  ----------------------------------------------------------------------------
  Dividend Income               $  --             $    3,526     $    3,526
  Interest income                   996,772           52,189      1,048,961
  Expenses                           (4,601)          (3,400)        (8,001)
  ----------------------------------------------------------------------------
  NET INVESTMENT INCOME            $992,171       $   52,315     $1,044,486
  ----------------------------------------------------------------------------
  Net realized loss --
   Investments (identified
   cost basis)                  $    (5,546)      $  (71,518)    $  (77,064)
  ----------------------------------------------------------------------------
  NET REALIZED LOSS ON
   INVESTMENTS                  $    (5,546)      $  (71,518)    $  (77,064)
  ----------------------------------------------------------------------------
  Change in unrealized
   depreciation investment                                       $
   transactions                 $  (168,749)      $ (306,512)      (475,261)
  ----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED                                    $
   LOSS                         $  (174,295)      $ (378,030)      (552,325)
  ----------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2000

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Floating-Rate High Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate High Income Fund (the Fund) as of October 31, 2000, and the related statements of operations, changes in net assets, and the financials highlights for the period from the start of business, September 5, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate High Income Fund at October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, September 5, 2000, to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                             DELOITTE & TOUCHE LLP
                                             Boston, Massachusetts
                                             December 15, 2000

Floating Rate Portfolio as of October 31, 2000

PORTFOLIO OF INVESTMENTS

SENIOR, SECURED, FLOATING RATE
INTERESTS -- 69.1%(1)

PRINCIPAL
AMOUNT                BORROWER/TRANCHE DESCRIPTION                              VALUE
-------------------------------------------------------------------------------------------

Advertising -- 0.8%
-------------------------------------------------------------------------------------------
              LAMAR MEDIA CORP.
$  1,220,000  Term loan, maturing 3/1/06                                    $  1,224,575
-------------------------------------------------------------------------------------------
                                                                            $  1,224,575
-------------------------------------------------------------------------------------------

Aerospace & Defense -- 0.8%
-------------------------------------------------------------------------------------------
              UNITED DEFENSE INDUSTRIES, INC.
$    610,000  Term loan, maturing 10/6/05                                   $    606,950
     610,000  Term loan, maturing 10/6/06                                        606,950
-------------------------------------------------------------------------------------------
                                                                            $  1,213,900
-------------------------------------------------------------------------------------------

Auto Components -- 0.8%
-------------------------------------------------------------------------------------------
              AMERICAN AXLE & MANUFACTURING, INC.
$  1,230,000  Term loan, maturing 4/30/06                                   $  1,225,772
-------------------------------------------------------------------------------------------
                                                                            $  1,225,772
-------------------------------------------------------------------------------------------

Broadcast Media -- 4.2%
-------------------------------------------------------------------------------------------
              BLACK ENTERTAINMENT TELEVISION
$  1,227,520  Term loan, maturing 6/30/06                                   $  1,212,688
              DISCOVERY COMMUNICATIONS, INC.
   1,000,000  Term loan, maturing 5/13/04                                        982,500
              ENTRAVISION COMMUNICATIONS CORP.
   1,200,000  Term loan, maturing 12/31/08                                     1,211,813
              LIN TELEVISION CORP.
   1,500,000  Term loan, maturing 3/31/07                                      1,496,562
              SUSQUEHANNA MEDIA CO.
   1,230,000  Term loan, maturing 6/30/08                                      1,231,922
-------------------------------------------------------------------------------------------
                                                                            $  6,135,485
-------------------------------------------------------------------------------------------

Cable Television -- 6.1%
-------------------------------------------------------------------------------------------
              CENTURY CABLE HOLDINGS, LLC
$  1,500,000  Term loan, maturing 12/31/09                                  $  1,496,016
              CHARTER COMMUNICATIONS OPERATING, LLC.
   3,000,000  Term loan, maturing 3/18/08                                      2,992,233
              CHELSEA COMMUNICATIONS, INC.
   1,000,000  Term loan, maturing 12/31/04                                       997,500
              FALCON HOLDING GROUP, L.P.
   1,000,000  Term loan, maturing 12/31/07                                       994,792
              FRONTIERVISION OPERATING PARTNERS, L.P.
   1,220,000  Term loan, maturing 3/31/06                                      1,216,950
              INSIGHT KENTUCKY PARTNERS I, L.P.
   1,220,000  Term loan, maturing 4/30/08                                      1,213,646
-------------------------------------------------------------------------------------------
                                                                            $  8,911,137
-------------------------------------------------------------------------------------------

Casinos & Gaming -- 1.7%
-------------------------------------------------------------------------------------------
              BOYD GAMING CORPORATION
$  1,230,000  Term loan, maturing 6/15/05                                   $  1,232,813
              ISLE OF CAPRI CASINOS
     649,036  Term loan, maturing 3/2/06                                         653,549
     567,906  Term loan, maturing 3/2/07                                         571,855
-------------------------------------------------------------------------------------------
                                                                            $  2,458,217
-------------------------------------------------------------------------------------------

Chemicals -- 3.4%
-------------------------------------------------------------------------------------------
              ARTEVA B.V. (KOSA)
$  1,230,000  Term loan, maturing 12/31/06                                  $  1,236,791
              HUNTSMAN CORPORATION
   1,220,000  Term loan, maturing 12/31/04                                     1,203,225
              HUNTSMAN ICI CHEMICALS LLC
     610,000  Term loan, maturing 6/30/07                                        615,234
     610,000  Term loan, maturing 6/30/08                                        612,496
              LYONDELL PETROCHEMICAL COMPANY
   1,230,000  Term loan, maturing 6/30/07                                      1,271,800
-------------------------------------------------------------------------------------------
                                                                            $  4,939,546
-------------------------------------------------------------------------------------------

Commercial Services -- 0.8%
-------------------------------------------------------------------------------------------
              VOLUME SERVICES, INC.
$  1,230,000  Term loan, maturing 12/31/02                                  $  1,233,844
-------------------------------------------------------------------------------------------
                                                                            $  1,233,844
-------------------------------------------------------------------------------------------

Communications Equipment -- 0.8%
-------------------------------------------------------------------------------------------
              AMPHENOL CORPORATION
$  1,230,000  Term loan, maturing 5/19/06                                   $  1,225,217
-------------------------------------------------------------------------------------------
                                                                            $  1,225,217
-------------------------------------------------------------------------------------------

Computer Software & Services -- 0.8%
-------------------------------------------------------------------------------------------
              PAUL G. ALLEN
$  1,230,000  Term loan, maturing 6/10/03                                   $  1,221,160
-------------------------------------------------------------------------------------------
                                                                            $  1,221,160
-------------------------------------------------------------------------------------------

Containers & Packaging - Metal & Glass -- 1.7%
-------------------------------------------------------------------------------------------
              BALL CORPORATION
$  1,230,000  Term loan, maturing 3/10/06                                   $  1,231,986
              SILGAN HOLDINGS INC.
   1,230,000  Term loan, maturing 6/30/05                                      1,209,244
-------------------------------------------------------------------------------------------
                                                                            $  2,441,230
-------------------------------------------------------------------------------------------

Containers & Packaging - Paper -- 3.7%
-------------------------------------------------------------------------------------------
              JEFFERSON SMURFIT CORPORATION
$  1,500,000  Term loan, maturing 3/31/05                                   $  1,495,500
   1,500,000  Term loan, maturing 3/24/06                                      1,503,647
              RIC HOLDING, INC.
     610,000  Term loan, maturing 2/28/04                                        612,357
     610,000  Term loan, maturing 8/28/04                                        612,357
              STONE CONTAINER CORPORATION
     410,000  Term loan, maturing 10/1/04                                        411,153
     410,000  Term loan, maturing 12/31/06                                       410,366
     410,000  Term loan, maturing 12/31/06                                       410,366
-------------------------------------------------------------------------------------------
                                                                            $  5,455,746
-------------------------------------------------------------------------------------------

Educational Services -- 0.8%
-------------------------------------------------------------------------------------------
              JOSTENS, INC.
$  1,220,000  Term loan, maturing 5/31/08                                   $  1,226,016
-------------------------------------------------------------------------------------------
                                                                            $  1,226,016
-------------------------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.8%
-------------------------------------------------------------------------------------------
              GENTEK, INC.
$  1,220,000  Term loan, maturing 4/30/07                                   $  1,221,144
-------------------------------------------------------------------------------------------
                                                                            $  1,221,144
-------------------------------------------------------------------------------------------

Entertainment -- 1.7%
-------------------------------------------------------------------------------------------
              DREAMWORKS FILM TRUST
$  1,220,000  Term loan, maturing 12/31/06                                  $  1,228,769
              METRO-GOLDWYN-MAYER STUDIOS INC.
   1,230,000  Term loan, maturing 3/31/04                                      1,220,314
-------------------------------------------------------------------------------------------
                                                                            $  2,449,083
-------------------------------------------------------------------------------------------

Food, Beverages & Tobacco -- 2.5%
-------------------------------------------------------------------------------------------
              DEL MONTE CORPORATION
$  1,220,000  Term loan, maturing 3/25/05                                   $  1,223,559
              FLEMING COMPANIES, INC.
   1,220,000  Term loan, maturing 7/25/04                                      1,162,638
              SWEETENERS HOLDINGS, INC.
   1,230,000  Term loan, maturing 6/30/07                                      1,230,769
-------------------------------------------------------------------------------------------
                                                                            $  3,616,966
-------------------------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 1.5%
-------------------------------------------------------------------------------------------
              FISHER SCIENTIFIC INTERNATIONAL INC
$    610,000  Term loan, maturing 1/21/06                                   $    611,634
     610,000  Term loan, maturing 1/21/07                                        611,634
              STRYKER CORPORATION
   1,010,116  Term loan, maturing 12/10/06                                     1,015,483
-------------------------------------------------------------------------------------------
                                                                            $  2,238,751
-------------------------------------------------------------------------------------------

Health Care - Providers & Services -- 0.8%
-------------------------------------------------------------------------------------------
              COMMUNITY HEALTH SYSTEMS, INC.
$    410,000  Term loan, maturing 12/31/03                                  $    406,626
     410,000  Term loan, maturing 12/31/04                                       406,541
     410,000  Term loan, maturing 12/31/05                                       407,395
-------------------------------------------------------------------------------------------
                                                                            $  1,220,562
-------------------------------------------------------------------------------------------

Hotels -- 2.6%
-------------------------------------------------------------------------------------------
              STARWOOD HOTELS & RESORTS
$  2,500,000  Term loan, maturing 2/23/03                                   $  2,505,730
              Wyndham International, Inc.
   1,230,000  Term loan, maturing 6/30/04                                      1,229,146
-------------------------------------------------------------------------------------------
                                                                            $  3,734,876
-------------------------------------------------------------------------------------------

Household Furnish & Appliances -- 1.7%
-------------------------------------------------------------------------------------------
              SEALY MATTRESS COMPANY
$    410,000  Term loan, maturing 12/15/04                                  $    410,555
     410,000  Term loan, maturing 12/15/05                                       410,769
     410,000  Term loan, maturing 12/15/06                                       410,555
              SIMMONS COMPANY
     610,000  Term loan, maturing 10/30/05                                       611,754
     610,000  Term loan, maturing 10/30/06                                       611,754
-------------------------------------------------------------------------------------------
                                                                            $  2,455,387
-------------------------------------------------------------------------------------------

Household Products -- 0.8%
-------------------------------------------------------------------------------------------
              THE SCOTTS COMPANY
$  1,230,000  Term loan, maturing 6/30/06                                   $  1,236,689
-------------------------------------------------------------------------------------------

                                                                            $  1,236,689
-------------------------------------------------------------------------------------------

Insurance -- 1.5%
-------------------------------------------------------------------------------------------
              ACORDIA, INC.
$  1,000,000  Term loan, maturing 12/31/04                                    $  999,647
              WILLIS CORROON CORPORATION
     610,000  Term loan, maturing 2/19/08                                        610,254
     610,000  Term loan, maturing 8/19/08                                        610,254
-------------------------------------------------------------------------------------------
                                                                            $  2,220,155
-------------------------------------------------------------------------------------------

Machinery -- 0.8%
-------------------------------------------------------------------------------------------
              FLOWSERVE CORPORATION
$  1,220,000  Term loan, maturing 6/30/08                                   $  1,225,084
-------------------------------------------------------------------------------------------
                                                                            $  1,225,084
-------------------------------------------------------------------------------------------

Manufacturing -- 1.3%
-------------------------------------------------------------------------------------------
              DAYTON SUPERIOR CORPORATION
$    610,000  Term loan, maturing 9/29/05                                   $    612,288
              SPX CORPORATION
   1,230,000  Term loan, maturing 12/31/06                                     1,234,613
-------------------------------------------------------------------------------------------
                                                                            $  1,846,901
-------------------------------------------------------------------------------------------

Office Equipment & Supplies -- 0.8%
-------------------------------------------------------------------------------------------
              IRON MOUNTAIN, INC.
$  1,220,000  Term loan, maturing 2/28/06                                   $  1,230,675
-------------------------------------------------------------------------------------------
                                                                            $  1,230,675
-------------------------------------------------------------------------------------------

Paper & Forest Products -- 0.8%
-------------------------------------------------------------------------------------------
              PACIFICA PAPERS, INC.
$  1,230,000  Term loan, maturing 3/5/06                                    $  1,236,535
-------------------------------------------------------------------------------------------
                                                                            $  1,236,535
-------------------------------------------------------------------------------------------

Pharmaceuticals & Biotechnology -- 0.8%
-------------------------------------------------------------------------------------------
              BERGEN BRUNSWIG CORPORATION
$  1,230,000  Term loan, maturing 10/19/01                                  $  1,231,154
-------------------------------------------------------------------------------------------
                                                                            $  1,231,154
-------------------------------------------------------------------------------------------

Publishing & Printing -- 5.4%
-------------------------------------------------------------------------------------------
              AMERICAN MEDIA OPERATIONS INC.
$  1,230,000  Term loan, maturing 4/1/07                                    $  1,233,998
              HIF CORP.
   1,720,000  Term loan, maturing 12/31/04                                     1,724,300
              JOURNAL REGISTER COMPANY
   1,218,778  Term loan, maturing 9/30/06                                      1,208,113
              PRIMEDIA INC.
   1,230,000  Term loan, maturing 6/30/04                                      1,227,694
              REIMAN PUBLICATIONS
   1,230,000  Term loan, maturing 11/30/05                                     1,237,432
              THE MCCLATCHY COMPANY
   1,230,000  Term loan, maturing 9/10/07                                      1,225,810
-------------------------------------------------------------------------------------------
                                                                            $  7,857,347
-------------------------------------------------------------------------------------------

Real Estate -- 2.5%
-------------------------------------------------------------------------------------------
              AMERICAN TOWER, L.P.
$  1,230,000  Term loan, maturing 12/31/07                                  $  1,237,623
              CROWN CASTLE OPERATING COMPANY
   1,220,000  Term loan, maturing 3/31/08                                      1,224,957
              LENNAR CORPORATION
   1,216,950  Term loan, maturing 5/2/07                                       1,220,500
-------------------------------------------------------------------------------------------
                                                                            $  3,683,080
-------------------------------------------------------------------------------------------

REIT's -- 0.8%
-------------------------------------------------------------------------------------------
              CRESCENT REAL ESTATE FUNDING VIII
$  1,230,000  Term loan, maturing 5/30/08                                   $  1,223,850
-------------------------------------------------------------------------------------------
                                                                            $  1,223,850
-------------------------------------------------------------------------------------------

Restaurants -- 0.8%
-------------------------------------------------------------------------------------------
              AFC ENTERPRISES INC
$  1,230,000  Term loan, maturing 6/30/04                                   $  1,225,388
-------------------------------------------------------------------------------------------
                                                                            $  1,225,388
-------------------------------------------------------------------------------------------

Retail - Food & Drug -- 1.7%
-------------------------------------------------------------------------------------------
              PATHMARK STORES, INC.
$  1,230,000  Term loan, maturing 7/15/07                                   $  1,223,542
              SHOPPERS ACQUISITION CORPORATION
     610,000  Term loan, maturing 3/30/08                                        612,070
     610,000  Term loan, maturing 3/30/09                                        612,070
-------------------------------------------------------------------------------------------
                                                                            $  2,447,682
-------------------------------------------------------------------------------------------

Semiconductor Equipment & Products -- 0.8%
-------------------------------------------------------------------------------------------
              SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC
$    610,000  Term loan, maturing 8/4/06                                    $    615,083
     610,000  Term loan, maturing 8/4/07                                         615,083
-------------------------------------------------------------------------------------------
                                                                            $  1,230,166
-------------------------------------------------------------------------------------------

Telecommunications - Wireline -- 0.8%
-------------------------------------------------------------------------------------------
              CINCINNATI BELL, INC.
$  1,230,000  Term loan, maturing 12/31/05                                  $  1,233,417
-------------------------------------------------------------------------------------------
                                                                            $  1,233,417
-------------------------------------------------------------------------------------------

Telecommunications-Wireless -- 9.6%
-------------------------------------------------------------------------------------------
              AMERICAN CELLULAR CORPORATION
$    610,000  Term loan, maturing 3/31/07                                   $    610,648
     610,000  Term loan, maturing 3/31/08                                        610,648
              CENTENNIAL CELLULAR CORP.
     610,000  Term loan, maturing 11/30/07                                       611,620
     610,000  Term loan, maturing 11/30/06                                       611,748
              DOBSON OPERATING COMPANY
   1,220,000  Term loan, maturing 12/31/07                                     1,220,889
              MICROCELL CONNEXIONS
   1,230,000  Term loan, maturing 3/1/06                                       1,227,310
              NEXTEL COMMUNICATIONS, INC.
   3,000,000  Term loan, maturing 3/31/09                                      2,994,546
              RURAL CELLULAR CORPORATION
     610,000  Term loan, maturing 4/6/08                                         610,191
     610,000  Term loan, maturing 4/6/09                                         610,191
              TELECORP PCS
   1,220,000  Term loan, maturing 1/17/07                                      1,218,729
              VOICESTREAM VENDOR FACILITY
   2,500,000  Term loan, maturing 6/30/09                                      2,486,720
              WESTERN WIRELESS
   1,230,000  Term loan, maturing 9/30/08                                      1,234,173
-------------------------------------------------------------------------------------------
                                                                            $ 14,047,413
-------------------------------------------------------------------------------------------

Utilities -- 1.2%
-------------------------------------------------------------------------------------------
              WESTERN RESOURCES INC.
$  1,730,000  Term loan, maturing 3/17/03                                   $  1,742,975
-------------------------------------------------------------------------------------------
                                                                            $  1,742,975
-------------------------------------------------------------------------------------------
Total Senior, Secured, Floating Rate Interests
  (identified cost, $100,936,009)                                           $100,767,125
-------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 29.0%

PRINCIPAL
AMOUNT                SECURITY                                                  VALUE
-------------------------------------------------------------------------------------------
$  6,355,000  American Express, 6.5%, 11/9/00                               $  6,345,820
   6,301,000  CIT Group Holdings, 6.64%, 11/1/00                               6,301,000
   6,355,000  Delaware Funding Corp., 6.51%, 11/16/00                          6,337,762
   6,000,000  Ford Motor Credit Corp., 6.5%, 11/10/00                          5,990,250
   6,302,000  General Electric Capital, 6.65%, 11/1/00                         6,302,000
   6,000,000  General Motors Acceptance Corp., 6.5%, 11/7/00                   5,993,500
   5,055,000  Prudential Funding Corp., 6.5%, 11/3/00                          5,053,175
-------------------------------------------------------------------------------------------

Total Commercial Paper
  (amortized cost, $42,323,507)                                             $ 42,323,507
-------------------------------------------------------------------------------------------

Total Investments
  (identified cost, $143,259,516)                                           $143,090,632
-------------------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 1.9%                                      $  2,805,448
-------------------------------------------------------------------------------------------

Total Net Assets -- 100.0%                                                  $145,896,080
-------------------------------------------------------------------------------------------

(1) Senior secured floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of approximately three years.

Floating Rate Portfolio as of October 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000

Assets
-------------------------------------------------------------------------------
Investments, at value
  (identified cost, $143,259,516)                                  $143,090,632
Cash                                                                  2,041,328
Receivable for investments sold                                         222,364
Interest receivable                                                     546,360
Receivable from the Investment Adviser                                   27,282
-------------------------------------------------------------------------------
Total assets                                                       $145,927,966
-------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Accrued expenses                                                   $     31,886
-------------------------------------------------------------------------------
Total liabilities                                                  $     31,886
-------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $145,896,080
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $146,064,964
Net unrealized depreciation (computed on the
  basis on identified cost)                                            (168,884)
-------------------------------------------------------------------------------
Total                                                              $145,896,080
-------------------------------------------------------------------------------



STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2000(1)

Investment Income
-------------------------------------------------------------------------------
Interest                                                           $    994,205
Miscellaneous                                                             3,718
-------------------------------------------------------------------------------
Total investment income                                            $    997,923
-------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                             $     64,976
Legal and accounting services                                            22,000
Miscellaneous                                                             5,650
-------------------------------------------------------------------------------
Total expenses                                                     $     92,626
-------------------------------------------------------------------------------

Deduct --
  Reduction of investment adviser fee                              $     60,740
  Allocation of expenses to the Investment Adviser                       27,282
-------------------------------------------------------------------------------
Total expense reductions                                           $     88,022
-------------------------------------------------------------------------------
Net expenses                                                       $      4,604
-------------------------------------------------------------------------------
Net investment income                                              $    993,319
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized (loss) --
  Investments transactions (identified cost basis)                 $     (5,550)
-------------------------------------------------------------------------------
Net realized loss                                                  $     (5,550)
-------------------------------------------------------------------------------
Change in unrealized (depreciation) --
  Investments (identified cost basis)                              $   (168,884)
-------------------------------------------------------------------------------
Net change in unrealized (depreciation)                            $   (168,884)
-------------------------------------------------------------------------------

Net realized and unrealized loss                                   $   (174,434)
-------------------------------------------------------------------------------

Net increase in net assets from operations                         $    818,885
-------------------------------------------------------------------------------

(1) For the period from the start of business, September 5, 2000, to October 31, 2000.

Floating Rate Portfolio as of October 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                         PERIOD ENDED
IN NET ASSETS                                               OCTOBER 31, 2000(1)
-------------------------------------------------------------------------------
From operations --
  Net investment income                                          $  993,319
  Net realized loss                                                  (5,550)
  Net change in unrealized (depreciation)                          (168,884)
-------------------------------------------------------------------------------
Net increase in net assets from operations                        $  818,885
-------------------------------------------------------------------------------
Capital transactions --
  Contributions                                              $  145,938,800
  Withdrawals                                                      (861,605)
-------------------------------------------------------------------------------
Net increase in net assets from
  capital transactions                                       $  145,077,195
-------------------------------------------------------------------------------
Net increase in net assets                                   $  145,896,080
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of period                                       $       --
-------------------------------------------------------------------------------
At end of period                                             $  145,896,080
-------------------------------------------------------------------------------

(1) For the period from the start of business, September 5, 2000, to October 31, 2000.

Floating Rate Portfolio as of October 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                        PERIOD ENDED
Ratios/Supplementary Data+                                              OCTOBER 31, 2000(1)
----------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                                            0.04%(2)
    Net investment income                                                   8.49%(2)
Portfolio Turnover                                                             3%
--------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                               $145,896
--------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio reflect a reduction of the investment adviser fee and a allocation of expenses to the
  Investment Adviser. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses                                                                0.79%(2)
    Net investment income                                                   7.74%(2)
--------------------------------------------------------------------------------------

(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Annualized.

Floating Rate Portfolio as of October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  The Floating Rate Portfolio (the Portfolio) is registered under the
  Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior secured floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- The Portfolio's investments are in interests in senior secured floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily as well. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations.

  E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% annually of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level.
  For the period from the start of business, September 5, 2000 to October 31, 2000, the fee was equivalent to 0.575% (annualized) of the Portfolio's average net assets for such period and amounted to $64,976. To enhance the net income of the Portfolio the Adviser made a reduction of the investment adviser fee of $60,740. In addition, the investment adviser was allocated $27,282 of the Portfolio's operating expenses.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, September 5, 2000 to October 31, 2000, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  During the period ended October 31, 2000 the Portfolio engaged in purchase transactions with other funds that also utilize BMR, or an affiliate of BMR, as an investment adviser. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to 97,540,000.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the period from the start of business, September 5, 2000 to October 31, 2000 aggregated $102,405,878 and $1,462,000 respectively.

4 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with another portfolio managed by BMR in a $600 million unsecured line of credit with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2000, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the period from the start of business, September 5, 2000 to October 31, 2000.

5 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2000, as computed on a federal income tax basis, were as follows:

  AGGREGATE COST                                               $143,259,516
  ---------------------------------------------------------------------------
  GROSS UNREALIZED APPRECIATION                                $     29,830
  GROSS UNREALIZED DEPRECIATION                                    (198,714)
  ---------------------------------------------------------------------------
  NET UNREALIZED DEPRECIATION                                  $   (168,884)
  ---------------------------------------------------------------------------

Floating Rate Portfolio as of October 31, 2000

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
Floating Rate Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2000, and the related statements of operations, the changes in net assets, and the supplementary data for the period from the start of business, September 5, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2000 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2000, the results of its operations, the changes in its net assets and the supplementary data for the period from the start of business, September 5, 2000 to October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

               DELOITTE & TOUCHE LLP
               Boston, Massachusetts
               December 15, 2000